EXHIBIT 32.2

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned hereby certifies, in his capacity as Executive Vice President and Chief Financial Officer of Clarient, Inc. (the “Company”), for purposes of 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to his knowledge:

•                  the Quarterly Report of the Company on Form 10-Q for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

•                  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Dated:  November 9, 2005

/s/ Stephen T.D. Dixon

Stephen T.D. Dixon,
Executive Vice President and Chief Financial Officer